UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2006
QUADRIGA SUPERFUND, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51634 (Commission file number)	98-0375395 (IRS Employer Identification No.)
c/o Superfund Capital Management, Inc.
Le Marquis Complex, Unit 5
PO Box 1479
Grand Anse
St. George’s, Grenada
West Indies
(Address of principal executive offices)
Registrant’s telephone number, including area code: (473) 439-2418
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change In Registrant’s Certifying Accountants.
SIGNATURES

Item 4.01 Change In Registrant’s Certifying Accountants.
          On January 25, 2006, Deloitte & Touche LLP (“Deloitte”) was engaged by Superfund Capital Management, Inc. (the “Company”), the general partner of Quadriga Superfund, L.P. (the “Fund”), to serve as the independent registered public accounting firm of the Fund. During the Fund’s two most recent fiscal years and the interim period prior to engaging Deloitte, the Company has not consulted Deloitte on behalf of the Fund with respect to any of the matters described in Regulation S-K Item 304(a)(2)(i) or (ii).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 25, 2006

QUADRIGA SUPERFUND, L.P .
By:	Superfund Capital Management, Inc., General Partner

By:	/s/ Christian Baha
	Name:	Christian Baha
	Title:	President